                                                           EXHIBIT 99.1


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                             TYCO INTERNATIONAL LTD.
                               (a Bermuda company)


                            17,600,000 Common Shares





                             U.S. PURCHASE AGREEMENT



 Dated:  March 2, 1998


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

                                Table of Contents


U.S. PURCHASE AGREEMENT......................................................1

   SECTION 1. Representations and Warranties.................................4
    (a) Representations and Warranties by the Company........................4
      (i) Compliance with Registration Requirements..........................4
      (ii) Incorporated Documents............................................5
      (iii) Independent Accountants..........................................5
      (iv) Financial Statements..............................................5
      (v) No Material Adverse Change in Business.............................5
      (vi) Good Standing of the Company......................................6
      (vii) Good Standing of Subsidiaries....................................6
      (viii) Capitalization..................................................6
      (ix) Authorization of Agreement........................................7
      (x) Authorization and Description of Securities........................7
      (xi) Absence of Defaults and Conflicts.................................7
      (xii) Absence of Labor Dispute.........................................8
      (xiii) Absence of Proceedings..........................................8
      (xiv) Accuracy of Exhibits.............................................8
      (xv) Absence of Further Requirements...................................8
      (xvi) Investment Company Act...........................................9
      (xvii) Foreign Corrupt Practices Act...................................9
      (xviii) Choice of Law..................................................9
      (xix) Immunity.........................................................9
    (b) Officer's Certificates..............................................10

   SECTION 2. Sale and Delivery to U.S. Underwriters; Closing...............10
    (a) Initial Securities..................................................10
    (b) Option Securities...................................................10
    (c) Payment.............................................................10
    (d) Denominations; Registration.........................................11

   SECTION 3. Covenants of the Company......................................11
    (a) Compliance with Securities Regulations and Commission Requests......11
    (b) Filing of Amendments................................................12
    (c) Delivery of Registration Statements.................................12
    (d) Delivery of Prospectuses............................................12
    (e) Continued Compliance with Securities Laws...........................12
    (f) Blue Sky Qualifications.............................................13
    (g) Rule 158............................................................13
    (h) Use of Proceeds.....................................................13
    (i) Listing.............................................................13
    (j) Restriction on Sale of Securities...................................13


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    (k) Reporting Requirements..............................................14

   SECTION 4. Payment of Expenses...........................................14
    (a) Expenses............................................................14
    (b) Termination of Agreement............................................14

   SECTION 5. Conditions of U.S. Underwriters' Obligations..................15
    (a) Effectiveness of Registration Statement.............................15
    (b) Opinion of General Counsel of Company...............................15
    (c) Opinion of United States Counsel for Company........................15
    (d) Opinion of Bermuda Counsel for Company..............................15
    (e) Opinion of English Counsel for Company..............................15
    (f) Opinion of Counsel for U.S. Underwriters............................16
    (g) Officers' Certificate...............................................16
    (h) Accountant's Comfort Letter.........................................16
    (i) Bring-down Comfort Letter...........................................16
    (j) Approval of Listing.................................................16
    (k) Lock-up Agreements..................................................17
    (l) Indemnification Agreement...........................................17
    (m) Certificate of Chief Financial Officer..............................17
    (n) Purchase of Initial International Securities........................17
    (o) Conditions to Purchase of U.S. Option Securities....................17
      (i) Officers' Certificate.............................................17
      (ii) Opinion of General Counsel of Company............................17
      (iii) Opinion of United States Counsel for Company....................17
      (iv) Opinion of Bermuda Counsel for the Company.......................17
      (v) Opinion of English Counsel for Company............................18
      (vi) Opinion of Counsel for U.S. Underwriters.........................18
      (vii) Bring-down Comfort Letter.......................................18
    (p) Additional Documents................................................18
    (q) Termination of Agreement............................................18

   SECTION 6. Indemnification...............................................18
    (a) Indemnification of U.S. Underwriters................................18
    (b) Indemnification of Company, Directors and Officers..................20
    (c) Actions against Parties; Notification...............................20
    (d) Settlement without Consent if Failure to Reimburse..................20

   SECTION 7. Contribution..................................................21

   SECTION 8. Representations, Warranties and Agreements to
                Survive Delivery ...........................................22

   SECTION 9. Termination of Agreement......................................22
    (a) Termination; General................................................22
    (b) Liabilities.........................................................23


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   SECTION 10. Default by One or More of the U.S. Underwriters..............23

   SECTION 11. Notices......................................................22

   SECTION 12. Parties......................................................24

   SECTION 13. GOVERNING LAW AND TIME.......................................24

   SECTION 14. Consent to Jurisdiction and Service of Process...............24

   SECTION 15. Judgment Currency............................................25

   SECTION 16. Effect of Headings...........................................25


SCHEDULES

   Schedule A - List of Underwriters...................................Sch A-1

   Schedule B - Pricing Information....................................Sch B-1

   Schedule C - List of Persons subject to Lock-up.....................Sch C-1

EXHIBITS

   Exhibit A-1 - Form of Opinion of General Counsel of Tyco (US).........A-1-1

   Exhibit A-2 - Form of Opinion of Company's United States Counsel......A-2-1

   Exhibit A-3 - Form of Opinion of Company's Bermuda Counsel............A-3-1

   Exhibit A-4 - Form of Opinion of Company's English Counsel............A-4-1

   Exhibit B - Form of Lock-up Letter......................................B-1


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                             TYCO INTERNATIONAL LTD.

                               (a Bermuda company)

                            17,600,000 Common Shares

                         (Par Value U.S. $.20 Per Share)


                             U.S. PURCHASE AGREEMENT

                                                                   March 2, 1998


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated
Credit Suisse First Boston Corporation
Lehman Brothers Inc.
J.P. Morgan Securities Inc.

c/o  Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

Ladies and Gentlemen:

      Tyco International Ltd., a Bermuda company (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Credit Suisse First Boston Corporation, Lehman Brothers Inc. and J.P. Morgan Securities Inc. (collectively, the "U.S. Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof) with respect to the issue and sale by the Company and the purchase by the U.S. Underwriters, acting severally and not jointly, of the respective numbers of Common Shares, par value U.S. $.20 per share, of the Company ("Common Shares") set forth in Schedule A hereto, and with respect to the grant by the Company to the U.S. Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 2,640,000 additional Common Shares to cover over-allotments, if any. The aforesaid 17,600,000 Common Shares (the "Initial U.S. Securities") to be purchased by the U.S. Underwriters and all or any part of the 2,640,000 Common Shares subject to the option described in Section 2(b) hereof (the "U.S. Option Securities") are hereinafter called, collectively, the "U.S. Securities."

      It is understood that the Company is concurrently entering into an agreement dated the date hereof (the "International Purchase Agreement") providing for the offering by the Company of an aggregate of 4,400,000 Common Shares (the "Initial International Securities") through arrangements with Merrill Lynch International, Credit Suisse First Boston (Europe) Limited, Lehman Brothers International (Europe) and J.P. Morgan Securities Ltd. outside the United States and Canada (the "International Managers") and the grant by the Company to the International Managers, acting severally and not jointly, of an option to purchase all or any part of the International Managers' pro rata portion of up to 660,000 additional Common Shares solely to cover overallotments, if any (the "International Option Securities"). The Initial International Securities and the International Option Securities are hereinafter called the "International Securities." It is understood that the Company is not obligated to sell and the U.S. Underwriters are not obligated to purchase, any Initial U.S. Securities unless all of the Initial International Securities are contemporaneously purchased by the International Managers.

      The U.S. Underwriters and the International Managers are hereinafter collectively called the "Underwriters," the Initial U.S. Securities and the Initial International Securities are hereinafter collectively called the "Initial Securities," the U.S. Securities and the International Securities are hereinafter collectively called the "Securities" and the U.S. Option Securities and the International Option Securities are hereinafter collectively called the "Option Securities."

      The Underwriters will concurrently enter into an Intersyndicate Agreement of even date herewith (the "Intersyndicate Agreement") providing for the coordination of certain transactions among the Underwriters under the direction of Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (in such capacity, the "Global Coordinator").

      The Company understands that the U.S. Underwriters propose to make a public offering of the U.S. Securities as soon as the U.S. Underwriters deem advisable after this Agreement has been executed and delivered.

      The Company has filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-43333) covering the registration of the Securities under the United States Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Such registration statement (as amended, if applicable) has been declared effective by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the 1933 Act Regulations or any preliminary prospectus supplement specifically relating to the Securities filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations being hereinafter called a "Preliminary Prospectus"). The information included in any such prospectus or in any such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph
(b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein


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

referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. Such registration statement and any post effective amendment thereto and the prospectus constituting a part thereof, and each prospectus supplement relating to the offering of Securities (the "Prospectus Supplement"), including all documents incorporated therein by reference, and including the Rule 430A Information and the Rule 434 Information, as applicable, as from time to time amended or supplemented pursuant to the 1933 Act, the United States Securities Exchange Act of 1934, as amended (the "1934 Act") or otherwise, are collectively referred to herein as the "Registration Statement" and the "Prospectus," respectively; provided that a Prospectus Supplement shall be deemed to have supplemented the Prospectus only with respect to the offering of Securities to which it relates. Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. Promptly after execution and delivery of this Agreement, the Company will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the 1933 Act Regulations and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). Two forms of prospectus supplement are to be used in connection with the offering and sale of the Securities: one relating to the U.S. Securities (the "Form of U.S. Prospectus Supplement") and one relating to the International Securities (the "Form of International Prospectus Supplement"). The Form of International Prospectus Supplement is identical to the Form of U.S. Prospectus Supplement, except for the front cover and back cover pages and the information under the caption "Underwriting." The final Form of U.S. Prospectus Supplement and the final Form of International Prospectus Supplement, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, and including the prospectus constituting a part of the Registration Statement, in the forms first furnished to the Underwriters for use in connection with the offering of the Securities are herein called the "U.S. Prospectus" and the "International Prospectus," respectively, and collectively, the "Prospectuses." If Rule 434 is relied on, the terms "U.S. Prospectus" and "International Prospectus" shall refer to the preliminary U.S. Prospectus dated February 20, 1998 and preliminary International Prospectus dated February 20, 1998, respectively, each together with the applicable Term Sheet and all references in this Agreement to the date of such Prospectuses shall mean the date of the applicable Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus, the Form of U.S. Prospectus Supplement, the Form of International Prospectus Supplement or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

      All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "stated," "disclosed" or "referred to" in the Registration Statement, any preliminary prospectus (including the Form of U.S. Prospectus Supplement and Form of International Prospectus Supplement) or the Prospectuses (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus (including the Form of U.S. Prospectus Supplement and Form of International Prospectus Supplement) or the Prospectuses, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectuses shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectuses, as the case may be.

      SECTION 1. Representations and Warranties.

      (a)   Representations and Warranties by the Company.

        The Company represents and warrants to each U.S. Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b), hereof and agrees with each U.S. Underwriter, as follows:

            (i)   Compliance with Registration Requirements.

              The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

            At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any U.S. Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither of the Prospectuses nor any amendments or supplements thereto, at the time the Prospectuses or any amendments or supplements thereto were issued and at the Closing Time (and, if any U.S. Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the U.S. Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any U.S. Underwriter expressly for use in the Registration Statement or the U.S. Prospectus.

            Each preliminary prospectus and the prospectuses filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectuses delivered to the Underwriters for use in connection with this offering were identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectuses, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Prospectuses, at the time the Registration Statement became effective, at the time the Prospectuses were issued and at the Closing Time (and, if any U.S. Option Securities are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

            (iv) Financial Statements. The financial statements included in the Registration Statement and the Prospectuses, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, shareholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles in the United States ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectuses present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

            (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectuses, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on the Common Shares in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its share capital.

            (vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a limited liability company in good standing under the laws of Bermuda with power and authority (corporate and other) under such laws to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under this Agreement and the International Purchase Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

            (vii) Good Standing of Subsidiaries. Each "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each a "Significant Subsidiary" and all of the Company's subsidiaries are collectively hereinafter referred to as the "Subsidiaries") has been duly organized and is validly existing as a corporation under the laws of its jurisdiction of incorporation, has corporate power and authority to own its properties and to conduct its business as described in the Prospectuses and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified or in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and (except for non-material liens that have arisen in the ordinary course of business and in the case of non-U.S. subsidiaries, for directors' qualifying shares) is owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims.

            (viii) Capitalization. The Company has authorized, issued and outstanding share capital as set forth in the Prospectuses under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectuses or pursuant to the exercise of convertible securities or options referred to in the Prospectuses). The issued and outstanding share capital of the Company has been duly authorized and validly issued and is fully paid and non-assessable; none of the outstanding share capital of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company. Except as disclosed in the Prospectuses, there are no holders of securities (debt or equity) of the Company or any of its Subsidiaries, or holders of rights (including, without limitation, preemptive rights), warrants or options to obtain securities of the Company or its Subsidiaries who have the right to request the Company or any of its Subsidiaries to register securities held by them under the 1933 Act other than holders who have elected not to exercise their rights or whose securities have been so registered. All of the Registrable Securities (other than Registrable Securities constituting or issued or issuable upon exercise of Warrants) under the Registration Rights Agreement, dated as of July 7, 1992 among Kendall International Inc. (whose obligations have been assumed by the Company) and the stockholders and other parties named therein (the "Kendall Registration Rights Agreement") are freely tradeable under the United States federal securities laws (including pursuant to Rule 144 of the 1933 Act Regulations, without regard to the volume limitations thereunder).

            (ix) Authorization of Agreement. This Agreement and the International Purchase Agreement have been duly authorized, executed and delivered by the Company.

            (x) Authorization and Description of Securities. The Securities to be purchased by the U.S. Underwriters and the International Managers from the Company have been duly authorized for issuance and sale to the U.S. Underwriters pursuant to this Agreement and to the International Managers pursuant to the International Purchase Agreement, respectively, and, when issued and delivered by the Company pursuant to this Agreement and the International Purchase Agreement, respectively, against payment of the consideration set forth herein and in the International Purchase Agreement, respectively, will be validly issued, fully paid and non-assessable; the Common Shares conform to all statements relating thereto contained in the Prospectuses and such description conforms to the rights set forth in the instruments defining the same; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

            (xi) Absence of Defaults and Conflicts. Neither the Company nor any of its Subsidiaries is in violation of its memorandum of association or bye-laws (with respect to the Company, the "Memorandum of Association" and the "Bye-laws," respectively) (or equivalent charter documents) or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the International Purchase Agreement and the consummation of the transactions contemplated in this Agreement, the International Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectuses under the caption "Use of Proceeds") and compliance by the Company with its obligations under this Agreement and the International Purchase Agreement have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the Memorandum of Association or Bye-laws (or equivalent charter documents) of the Company or any subsidiary or any law, statute, rule, regulation, judgment, order, writ or decree applicable to the Company or of any government, government instrumentality or court, U.S. or non-U.S., having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

            (xii) Absence of Labor Dispute. Except as disclosed in the Prospectuses, no labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, which could reasonably be expected to result in a Material Adverse Effect.

            (xiii) Absence of Proceedings. Except as disclosed in the Prospectuses, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, U.S. or non-U.S., now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary, which is required to be disclosed in the Registration Statement, or which could reasonably be expected to result in a Material Adverse Effect, or which could reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement and the International Purchase Agreement or the performance by the Company of its obligations hereunder or thereunder.

            (xiv) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectuses or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

            (xv) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities under this Agreement and the International Purchase Agreement or the consummation of the transactions contemplated by this Agreement and the International Purchase Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or non-U.S. or state securities or blue sky laws.

            (xvi) Investment Company Act. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectuses will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the United States Investment Company Act of 1940, as amended (the "1940 Act").

            (xvii) Foreign Corrupt Practices Act. Neither the Company nor, to the best of the Company's knowledge, any officer, director, employee agent or shareholder thereof, in each case acting on behalf of the Company, has done any act or authorized, directed or participated in any act, in violation of any provision of the United States Foreign Corrupt Practices Act of 1977, as amended, applicable to such entity or person for which civil or criminal liability or penalties, as the case may be, could currently be imposed on the Company.

            (xviii) Choice of Law. The choice of law provisions set forth in each of this Agreement and the International Purchase Agreement are legal, valid and binding under the laws of Bermuda and will be recognized and given effect to by the courts of Bermuda (unless a court determined that doing so would be contrary to public policy in Bermuda); the Company has the legal capacity to sue and be sued in its own name under the laws of Bermuda; the Company has, under the laws of Bermuda, the power to submit, and has irrevocably submitted, to the jurisdiction of the New York courts and has validly and irrevocably appointed CT Corporation System, 1633 Broadway, New York, New York 10019, U.S.A. (and any successor entity) as its authorized agent for the service of process pursuant to this Agreement and the International Purchase Agreement; the irrevocable submission of the Company to the jurisdiction of the New York courts and the waiver by the Company of any immunity and any objection to the venue of the proceeding in a New York court, included in this Agreement and the International Purchase Agreement, are legal, valid and binding under the laws of Bermuda. Neither the Company nor any of its respective assets is entitled to immunity (or any similar defense) from suit, execution, attachment or other legal process in Bermuda. Each of this Agreement and the International Purchase Agreement is in proper legal form under the laws of Bermuda for the enforcement thereof against the Company, and nothing in Bermuda law prevents suit upon this Agreement and the International Purchase Agreement in the courts of Bermuda. It is not necessary (a) in order to enable the U.S. Underwriters to exercise or enforce their rights under this Agreement or the International Purchase Agreement in Bermuda, or (b) by reason of the entry into and/or the performance of this Agreement or the International Purchase Agreement, that any of the U.S. Underwriters should be licensed, qualified, authorized or entitled to do business in Bermuda.

            (xix) Immunity. In any proceedings in Bermuda or elsewhere in connection with either this Agreement or the International Purchase Agreement, the Company will not be entitled to claim for itself or any of its assets or property immunity from suit, execution, attachment or other legal process.

      (b) Officer's Certificates. Any certificate signed by any officer of the Company or any of its Subsidiaries delivered to the Global Coordinator, the U.S. Underwriters or to counsel for the U.S. Underwriters shall be deemed a representation and warranty by the Company to each U.S. Underwriter as to the matters covered thereby.

      SECTION 2. Sale and Delivery to U.S. Underwriters; Closing.

      (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each U.S. Underwriter, severally and not jointly, and each U.S. Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule B, the number of Initial U.S. Securities set forth in Schedule A opposite the name of such U.S. Underwriter, plus any additional number of Initial U.S. Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof.

      (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the U.S. Underwriters, severally and not jointly, to purchase up to an additional 2,640,000 Common Shares at the price per share set forth in Schedule B, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial U.S. Securities but not payable on the U.S. Option Securities (for purposes of this agreement, dividends declared by the Company subsequent to the Closing Time that are payable on Common Shares held as of a record date that is subsequent to a Date of Delivery are payable on the U.S. Option Securities). The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial U.S. Securities upon notice by the Global Coordinator to the Company setting forth the number of U.S. Option Securities as to which the several U.S. Underwriters are then exercising the option and the time and date of payment and delivery for such U.S. Option Securities. Any such time and date of delivery for the U.S. Option Securities (a "Date of Delivery") shall be determined by the Global Coordinator, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined, or later than April 10, 1998. If the option is exercised as to all or any portion of the U.S. Option Securities, each of the U.S. Underwriters, acting severally and not jointly, will purchase that proportion of the total number of U.S. Option Securities then being purchased which the number of Initial U.S. Securities set forth in Schedule A opposite the name of such U.S. Underwriter bears to the total number of Initial U.S. Securities, subject in each case to such adjustments as the Global Coordinator in its discretion shall make to eliminate any sales or purchases of fractional shares.

      (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004, U.S.A., or at such other place as shall be agreed upon by the Global Coordinator and the Company, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section
10), or such other time not later than ten business days after such date as shall be agreed upon by the Global Coordinator and the Company (such time and date of payment and delivery being herein called "Closing Time").

      In addition, in the event that any or all of the U.S. Option Securities are purchased by the U.S. Underwriters, payment of the purchase price for, and delivery of certificates for, such U.S. Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Global Coordinator and the Company, on each Date of Delivery as specified in the notice from the Global Coordinator to the Company, which Date of Delivery shall not be later than April 10, 1998.

      Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the respective accounts of the U.S. Underwriters of certificates for the U.S. Securities to be purchased by them. It is understood that each U.S. Underwriter has authorized Merrill Lynch, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial U.S. Securities and the U.S. Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the U.S. Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial U.S. Securities or the U.S. Option Securities, if any, to be purchased by any U.S. Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such U.S. Underwriter from its obligations hereunder.

      (d) Denominations; Registration. Certificates for the Initial U.S. Securities and the U.S. Option Securities, if any, shall be in such denominations and registered in such names as the U.S. Underwriters may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial U.S. Securities and the U.S. Option Securities, if any, will be made available for examination and packaging by the U.S. Underwriters in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

            SECTION 3. Covenants of the Company. The Company covenants with each U.S. Underwriter as follows:

      (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Global Coordinator immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectuses or any amended Prospectuses shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectuses or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

      (b) Filing of Amendments. The Company will give the Global Coordinator notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectuses, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Global Coordinator with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Global Coordinator or counsel for the U.S. Underwriters shall reasonably and timely object in writing.

      (c) Delivery of Registration Statements. The Company has furnished or will deliver to the U.S. Underwriters and counsel for the U.S. Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts. The copies of the Registration Statement and each amendment thereto furnished to the U.S. Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

      (d) Delivery of Prospectuses. The Company has delivered to each U.S. Underwriter, without charge, as many copies of each preliminary prospectus as such U.S. Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each U.S. Underwriter, without charge, during the period when the U.S. Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the U.S. Prospectus (as amended or supplemented) as such U.S. Underwriter may reasonably request. The U.S. Prospectus and any amendments or supplements thereto furnished to the U.S. Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

      (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement, the International Purchase Agreement and in the Prospectuses. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the U.S. Underwriters or for the Company, to amend the Registration Statement or amend or supplement any Prospectus in order that the Prospectuses will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement any Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectuses comply with such requirements, and the Company will furnish to the U.S. Underwriters such number of copies of such amendment or supplement as the U.S. Underwriters may reasonably request.

      (f) Blue Sky Qualifications. The Company will endeavor, in cooperation with the U.S. Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (U.S. and non-U.S.) as the Global Coordinator may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

      (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

      (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectuses under "Use of Proceeds."

      (i) Listing. The Company will use its best efforts to effect the listing of the Securities on the New York Stock Exchange. The Company shall file an application for listing of the Securities on the London and Bermuda Stock Exchanges as soon as practicable and use its best efforts to list the Securities on the London and Bermuda Stock Exchanges not later than one year after the Closing Time.

      (j) Restriction on Sale of Securities. During a period of 60 days from the date of the Prospectuses, the Company will not, without the prior written consent of the Global Coordinator, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction described in clause (i) or
(ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder or under the International Purchase Agreement, (B) any Common Shares issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectuses or (C) any Common Shares issued or options to purchase Common Shares granted pursuant to employee benefit plans of the Company pursuant to the terms thereof as in effect on the date hereof.

      (k) Reporting Requirements. The Company, during the period when the Prospectuses are required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

      SECTION 4.  Payment of Expenses.

      (a) Expenses. The Company agrees to pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters, any Intersyndicate Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters and the transfer of the Securities between the U.S. Underwriters and the International Managers, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectuses and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities and (ix) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange, the London Stock Exchange and the Bermuda Stock Exchange.

      (b) Termination of Agreement. If this Agreement is terminated by the U.S. Underwriters in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the U.S. Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of Fried, Frank, Harris, Shriver & Jacobson as counsel for the U.S. Underwriters.

      SECTION 5. Conditions of U.S. Underwriters' Obligations. The obligations of the several U.S. Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

      (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the U.S. Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

      (b) Opinion of General Counsel of Tyco (US). At Closing Time, the U.S. Underwriters shall have received the favorable opinion, dated as of Closing Time, of M. Brian Moroze, Esq., General Counsel of Tyco International (US) Inc., a subsidiary of the Company ("Tyco (US)"), in form and substance satisfactory to counsel for the U.S. Underwriters, to the effect set forth in Exhibit A-1 hereto and to such further effect as counsel to the U.S. Underwriters may reasonably request.

      (c) Opinion of United States Counsel for Company. At Closing Time, the U.S. Underwriters shall have received the favorable opinion, dated as of Closing Time, of Kramer, Levin, Naftalis & Frankel, United States counsel for the Company, in form and substance satisfactory to counsel for the U.S. Underwriters, to the effect set forth in Exhibit A-2 hereto and to such further effect as counsel to the U.S. Underwriters may reasonably request.

      (d) Opinion of Bermuda Counsel for Company. At the Closing Time, the U.S. Underwriters shall have received the favorable opinion, dated as of the Closing Time, of Appleby, Spurling & Kempe, Bermuda counsel for the Company, in form and substance satisfactory to counsel for the U.S. Underwriters, to the effect set forth in Exhibit A-3 hereto and to such further effect as counsel to the U.S. Underwriters may reasonably request.

      (e) Opinion of English Counsel for Company. At the Closing Time, the U.S. Underwriters shall have received the favorable opinion, dated as of the Closing Time, of Allen & Overy, special legal advisors in England for the Company, in form and substance satisfactory to counsel for the U.S. Underwriters, to the effect set forth in Exhibit A-4 hereto and to such further effect as counsel to the U.S. Underwriters may reasonably request.

      (f) Opinion of Counsel for U.S. Underwriters. At Closing Time, the U.S. Underwriters shall have received the favorable opinion, dated as of Closing Time, of Fried, Frank, Harris, Shriver & Jacobson, counsel for the U.S. Underwriters, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters, with respect to the matters set forth in clause
(iii) of Exhibit A-1 hereto and in clauses (i) and (ii) of Exhibit A-2 hereto and in clauses (i) and (iv) of Exhibit A-3. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the U.S. Underwriters (and, as to all matters governed by the laws of Bermuda, on the opinion of the Company's Bermuda counsel referred to in subsection (d) of this Section). Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

      (g) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectuses, any material adverse change in the condition, financial or otherwise, earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the U.S. Underwriters shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

      (h) Accountant's Comfort Letter. At the time of the execution of this Agreement, the U.S. Underwriters shall have received from Coopers & Lybrand a letter dated such date, in form and substance satisfactory to the U.S. Underwriters, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectuses.

      (i) Bring-down Comfort Letter. At Closing Time, the U.S. Underwriters shall have received from Coopers & Lybrand a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (h) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

      (j) Approval of Listing. At Closing Time, the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

      (k) Lock-up Agreements. At the date of this Agreement, the U.S. Underwriters shall have received an agreement substantially in the form of Exhibit B hereto signed by the persons listed on Schedule C hereto.

      (l) Indemnification Agreement. The Company shall have executed the indemnification agreement with the Underwriters dated as of even date herewith and such agreement shall be in full force and effect and represent a binding and enforceable agreement of the Company.

      (m) Certificate of Chief Financial Officer. At the Closing Time, if requested by the U.S. Underwriters, you shall have received a certificate of the Chief Financial Officer of the Company as to certain agreed upon accounting matters.

      (n) Purchase of Initial International Securities. Contemporaneously with the purchase by the U.S. Underwriters of the Initial U.S. Securities under this Agreement, the International Managers shall have purchased the Initial International Securities under the International Purchase Agreement.

      (o) Conditions to Purchase of U.S. Option Securities. In the event that the U.S. Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the U.S. Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any subsidiary of the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the U.S. Underwriters shall have received:

            (i) Officers' Certificate. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(g) hereof remains true and correct as of such Date of Delivery.

            (ii) Opinion of General Counsel of Tyco (U.S.). The favorable opinion of M. Brian Moroze, Esq., General Counsel of Tyco (U.S.), in form and substance satisfactory to counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

            (iii) Opinion of United States Counsel for Company. The favorable opinion of Kramer, Levin, Naftalis & Frankel, United States counsel for the Company, in form and substance satisfactory to counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

            (iv) Opinion of Bermuda Counsel for the Company. The favorable opinion of Appleby, Spurling & Kempe, Bermuda counsel to the Company, in form and substance satisfactory to counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required in Section 5(d) hereof.

            (v) Opinion of English Counsel for Company. The favorable opinion of Allen & Overy, special legal advisors in England for the Company, in form and substance satisfactory to counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required in Section 5(e) hereof.

            (vi) Opinion of Counsel for U.S. Underwriters. The favorable opinion of Fried, Frank, Harris, Shriver & Jacobson, counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(f) hereof.

            (vii) Bring-down Comfort Letter. A letter from Coopers & Lybrand, in form and substance satisfactory to the U.S. Underwriters and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the U.S. Underwriters pursuant to Section 5(i) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

      (p) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the U.S. Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the U.S. Underwriters and counsel for the U.S. Underwriters.

      (q) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of U.S. Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several U.S. Underwriters to purchase the relevant Option Securities, may be terminated by the U.S. Underwriters by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

      SECTION 6. Indemnification.

      (a) Indemnification of U.S. Underwriters. The Company agrees to indemnify and hold harmless each U.S. Underwriter and each person, if any, who controls any U.S. Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

            (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or
      (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any U.S. Underwriter expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the U.S. Prospectus (or any amendment or supplement thereto); provided, further, that the Company will not be liable to any U.S. Underwriter or any person controlling such U.S. Underwriter with respect to any such untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus to the extent that the Company shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that such U.S. Underwriter, in contravention of a requirement of this Agreement or applicable law, sold securities to a person to whom such U.S. Underwriter failed to send or give, at or prior to the written confirmation of the sale of such Securities, a copy of the U.S. Prospectus (as amended or supplemented) if the Company has previously furnished copies thereof (sufficiently in advance of the Closing Date to allow for distribution of the U.S. Prospectus in a timely manner) to the U.S. Underwriter and the loss, liability, claim, damage or expense of such U.S. Underwriter resulted solely from an untrue statement or omission or alleged untrue statement or omission of a material fact contained in or omitted from such preliminary prospectus which was corrected in the U.S. Prospectus.

      (b) Indemnification of Company, Directors and Officers. Each U.S. Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary U.S. prospectus or the U.S. Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such U.S. Underwriter expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the U.S. Prospectus (or any amendment or supplement thereto).

      (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 65 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by Section 6(a)(ii) or 6(b)(ii) effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the indemnified party setting forth in reasonable detail its basis for disputing the unpaid balance, in each case prior to the date of such settlement.

      SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the U.S. Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the U.S. Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

      The relative benefits received by the Company on the one hand and the U.S. Underwriters on the other hand in connection with the offering of the U.S. Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the U.S. Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the U.S. Underwriters, in each case as set forth on the cover of the U.S. Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the U.S. Securities as set forth on such cover.

      The relative fault of the Company on the one hand and the U.S. Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the U.S. Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company and the U.S. Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the U.S. Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

      Notwithstanding the provisions of this Section 7, no U.S. Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the U.S. Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such U.S. Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

      No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      For purposes of this Section 7, each person, if any, who controls a U.S. Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such U.S. Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The U.S. Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial U.S. Securities set forth opposite their respective names in Schedule A hereto and not joint.

      SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any U.S. Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the U.S. Underwriters.

      SECTION 9. Termination of Agreement.

      (a) Termination; General. The U.S. Underwriters may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the U.S. Prospectus, any material adverse change in the condition, financial or otherwise, earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the U.S. Underwriters, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or
(iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, the London Stock Exchange or the Bermuda Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either United States Federal or New York authorities.

      (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

      SECTION 10. Default by One or More of the U.S. Underwriters. If one or more of the U.S. Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the U.S. Underwriters shall have the right, but not the obligation, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting U.S. Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the U.S. Underwriters shall not have completed such arrangements within such 24-hour period, then this Agreement shall terminate without liability on the part of any non-defaulting U.S. Underwriters.

      No action taken pursuant to this Section shall relieve any defaulting U.S. Underwriter from liability in respect of its default.

      In the event of any such default which does not result in a termination of this Agreement either the U.S. Underwriters or the Company shall have the right to postpone the Closing Time or a Date of Delivery for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectuses or in any other documents or arrangements.

      SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the U.S. Underwriters shall be directed to the U.S. Underwriters at North Tower, World Financial Center, New York, New York 10281-1201, U.S.A., attention of Raymond Wong, Esq.; and notices to the Company shall be directed to it at The Gibbons Building, 10 Queen Street, Suite 301, Hamilton HM11, Bermuda, attention of John

D. Campbell, the Secretary, with a copy to Tyco (US), One Tyco Park, Exeter, New Hampshire 03833, U.S.A., attention of M. Brian Moroze, Esq.

      SECTION 12. Parties. This Agreement shall each inure to the benefit of and be binding upon the U.S. Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the U.S. Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the U.S. Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any U.S. Underwriter shall be deemed to be a successor by reason merely of such purchase.

      SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

      SECTION 14. Consent to Jurisdiction and Service of Process. The Company agrees that any legal suit, action or proceeding brought by any party to enforce any rights under or with respect to this Agreement and the International Purchase Agreement or any other document or the transactions contemplated hereby or thereby may be instituted in any state or federal court in The City of New York, State of New York, U.S.A., irrevocably waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, irrevocably waives to the fullest extent permitted by law any claim that and agrees not to claim or plead in any court that any such action, suit or proceeding brought in such court has been brought in an inconvenient forum and irrevocably submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding or for recognition and enforcement of any judgment in respect thereof.

      The Company hereby irrevocably and unconditionally designates and appoints CT Corporation System, 1633 Broadway, New York, New York 10019, U.S.A. (and any successor entity) as the Company's authorized agent to receive and forward on its behalf service of any and all process which may be served in any such suit, action or proceeding in any such court and agrees that service of process upon CT Corporation shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding and shall be taken and held to be valid personal service upon the Company. Said designation and appointment shall be irrevocable. Nothing in this Section 14 shall affect the right of the U.S. Underwriters, their affiliates or any indemnified party to serve process in any manner permitted by law or limit the right of the U.S. Underwriters, their affiliates or any indemnified party to bring proceedings against the Company in the courts of any jurisdiction or jurisdictions. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT Corporation in full force and effect so long as the Common Shares are outstanding but in no event for a period longer than five years from the date of this Agreement. The Company hereby irrevocably and unconditionally authorizes and directs CT Corporation to accept such service on its behalf. If for any reason CT Corporation ceases to be available to act as such, the Company agrees to designate a new agent in New York City on the terms and for the purposes of this provision reasonably satisfactory to the U.S. Underwriters.

      To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court (including, without limitation, any court in the United States, the State of New York, Bermuda or any political subdivision thereof) or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property or assets, this Agreement, the International Purchase Agreement or any other documents or actions to enforce judgments in respect of any thereof, the Company hereby irrevocably waives such immunity, and any defense based on such immunity, in respect of its obligations under the above-referenced documents and the transactions contemplated thereby, to the extent permitted by law.

      SECTION 15. Judgment Currency. If pursuant to a judgment or order being made or registered against the Company, any payment under or in connection with this Agreement to a U.S. Underwriter is made or satisfied in a currency (the "Judgment Currency") other than in United States dollars then, to the extent that the payment (when converted into United States dollars at the rate of exchange on the date of payment or, if it is not practicable for such U.S. Underwriter to purchase United States dollars with the Judgment Currency on the date of payment, at the rate of exchange as soon thereafter as it is practicable for it to do so) actually received by such U.S. Underwriter falls short of the amount due under the terms of this Agreement, the Company shall, to the extent permitted by law, as a separate and independent obligation, indemnify and hold harmless such U.S. Underwriter against the amount of such short fall and such indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. For the purpose of this Section, "rate of exchange" means the rate at which the U.S. Underwriter is able on the relevant date to purchase United States dollars with the Judgment Currency and shall take into account any premium and other costs of exchange.

      SECTION 16. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the U.S. Underwriters and the Company in accordance with its terms.

                                          Very truly yours,

                                          TYCO INTERNATIONAL LTD.



                                          By _________________________________
                                             Name:
                                             Title:

CONFIRMED AND ACCEPTED,
  as of the date first above written:


MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
CREDIT SUISSE FIRST BOSTON CORPORATION
LEHMAN BROTHERS INC.
J.P. MORGAN SECURITIES INC.

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
                INCORPORATED


By________________________________________
            Authorized Signatory

                                   SCHEDULE A

                                                                  Number of
                                                                 Initial U.S.
      Name of U.S. Underwriter                                   Securities
      ------------------------                                   ----------

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated....................................      4,400,000
Credit Suisse First Boston Corporation......................      4,400,000
Lehman Brothers Inc.........................................      4,400,000
J.P. Morgan Securities Inc..................................      4,400,000



Total.......................................................     17,600,000
                                                                 ==========

                                   SCHEDULE B

                             TYCO INTERNATIONAL LTD.

                            17,600,000 Common Shares

                         (Par Value U.S. $.20 Per Share)

            1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be U.S.$50.75.

            2. The purchase price per share for the U.S. Securities to be paid by the several U.S. Underwriters shall be U.S.$49.35, being an amount equal to the initial public offering price set forth above less U.S.$1.40 per share; provided that the purchase price per share for any U.S. Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial U.S. Securities but not payable on the U.S. Option Securities (for purposes of this agreement, dividends declared by the Company subsequent to the Closing Time that are payable on Common Shares held as of a record date that is subsequent to a Date of Delivery are payable on the U.S. Option Securities).

                                   SCHEDULE C

                 LIST OF PERSONS AND ENTITIES SUBJECT TO LOCK-UP

                               L. Dennis Kozlowski
                                Jerry R. Boggess
                                David P. Brownell
                                 Robert P. Mead
                                Richard J. Meelia
                                Barbara S. Miller
                                 Mark H. Swartz